                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  June 10, 1999 (June 9, 1999)

                           MARKWEST HYDROCARBON, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                                   1-11566                          84-1352233
(State or other jurisdiction of             (Commission File Number)              (I.R.S. Employer
incorporation or organization)                                                    Identification Number)



         155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: 303-290-8700

ITEM 5.   OTHER EVENTS

On June 9, 1999, MarkWest Hydrocarbon, Inc. issued the following press release:


                         MARKWEST HYDROCARBON CONTRACTS
              TO SUPPLY LONG-TERM NATURAL GAS PROCESSING SERVICES


     DENVER - June 9, 1999 - MarkWest Hydrocarbon, Inc. (AMEX:NRG), today announced it has entered into a long-term natural gas processing services contract with a producer in Kentucky. Beginning early next year, the producer will consolidate its gas and liquids volumes into existing and expanded MarkWest facilities and a new 75 million cubic feet per day, mechanical refrigeration, natural gas liquids (NGL) extraction plant to be built by MarkWest. This project will increase NGL production and add fee-based business.

                                      ###


     MarkWest Hydrocarbon, Inc. provides natural gas processing and related services. The Company provides compression, gathering, treatment and natural gas liquids (NGLs) extraction services to natural gas producers and pipeline companies and fractionates NGLs into marketable products. MarkWest also purchases, stores and markets natural gas and NGLs and conducts strategic exploration for new natural gas sources for its processing services. MarkWest is Appalachia's largest natural gas processor, is rapidly expanding its presence in Michigan and expanding its service offerings in the Rocky Mountains.
MarkWest also explores for and produces natural gas in the Rocky Mountains and Michigan.


     Forward-Looking Statement.

     This news release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although these statements are based on data available at the time this material was prepared and although MarkWest believes that its expectations are based on reasonable assumptions, it can give no assurances that its goals will be achieved, or that its conclusions will be supported by actual future events or success. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the timing and extent of changes in commodity prices and the availability of raw natural gas supply. Refer to the Company's latest Form 10-K for additional risks and conditions.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MARKWEST HYDROCARBON, INC.
                                                (Registrant)

Date:   June 10, 1999                  BY: /s/ Gerald A. Tywoniuk
                                          ------------------------
                                              Gerald A. Tywoniuk
                                        Chief Financial Officer and
                                         Vice President of Finance
                                   (On Behalf of the Registrant and as
                                   Principal Financial and Accounting
                                                 Officer)